Disclosures

ANDREW M. EVENS, DO, MSc

- RESEARCH FUNDING:
- EMPLOYEE:
- STOCKHOLDER:
- CONSULTANT:
- SCIENTIFIC ADVISORY BOARD:

A Phase II Multicenter Study of the Histone Deacetylase Inhibitor (HDACi) Abexinostat (PCI-24781) in Relapsed/Refractory Follicular Lymphoma (FL) and Mantle Cell Lymphoma (MCL)

Andrew M. Evens, DO, MSc[1], Julie M Vose, MD, MBA[2], Wael Harb, MD[3], Leo I. Gordon, MD[4], Robert Langdon, MD[5], Barbara Grant, MD[6], Julian Sprague, MD, PhD[7], Clara Plasencia, MS[8], Mint Sirisawad, MS[8], Jeanne Yue, MS[8], Ying Luan, PhD[8], Aaron Siek, BS[8], Lei Zhou, MD[8], Sriram Balasubramanian, PhD[8] and Nancy L. Bartlett, MD[9]

[1]Division of Hematology/Oncology, The University of Massachusetts Medical School, Worcester, MA;
[2]Nebraska Medical Center, Omaha, NE;
[3]Horizon Oncology Center, Lafayette, IN;
[4]Robert H. Lurie Comprehensive Cancer Center, Northwestern University Feinberg School of Medicine, Chicago, IL;
[5]Nebraska Methodist Hospital, Omaha, NE;
[6]Medicine, Vermont Cancer Center, University of Vermont, Burlington, VT;
[7]Vermont Cancer Center, Burlington, VT;
[8]Pharmacyclics, Sunnyvale, CA;
[9]Internal Medicine, Washington University School of Medicine, St. Louis, MO

HDAC Inhibitors


NH3+
CH2
(CH2)3
Histone
"condensed"
HAT
HDAC 1-11
NH-C-CH3
O
CH2
(CH2)3
Histone
Ac
"open"
+ HDAC inhibitor

Inhibition of HDAC (histone deacetylase) activity

- Induces acetylation of histones and other cellular proteins
- Results in the re-expression of silenced genes (e.g., p21)
- Leads to tumor cell apoptosis

Abexinostat (PCI-24781) – an Oral HDAC Inhibitor


HDAC1
HDAC2
HDAC3
HDAC8
HDAC11
Class I
HDAC6
HDAC10
Class IIb
HDAC4
HDAC5
HDAC7
HDAC9
Class IIa
Abexinostat

- Orally bioavailable with broad spectrum HDAC inhibition
- Strong binding affinity (< 20nM Ki) to all Class I and IIb isoforms except for HDAC8 (Ki = 200nM)
- Potent anti-tumor activities in lymphoma cell lines
- Tested in > 250 patients with solid tumors and hematologic malignancies, and clinical activity observed with a tolerable safety profile

PCYC-0403: Phase I/II Study in Relapsed/Refractory Lymphoma Patients

- Phase I: Dose escalation (reported at ASH 2009, Evens et al)
  - N= 25 (in 4 dose cohorts)
  - Clinical activity noted in follicular lymphoma (FL) and mantle cell lymphoma (MCL) patients:
    - In FL (n=4): 1 CR, 1 PR and 2 SD
    - In MCL (n=2): 1 CR (on study for 35+ months) and 1 PD
- Phase II: in relapsed/refractory FL and MCL patients
  - N = 30 (16 FL and 14 MCL)
  - Abexinostat monotherapy given at 45 mg/m^2 BID 7 d/wk every other week x 2/cycle
  - Objectives:
    - Response rate
    - Duration of response, progression-free survival, safety and tolerability

Subject Eligibility in Phase II of PCYC-0403

- Pathologically confirmed FL or MCL
- Received one to four prior regimens (prior allogeneic bone marrow transplant is excluded)
- Adequate organ function
- ECOG Performance Status ≤ 1
- No CNS lymphoma
- No use of corticosteroids > 20 mg prednisone equivalent per day
- No clinically significant cardiovascular disease

Patient Characteristics in Phase II of PCYC-0403

	FL (N=16)	MCL (N=14)	Total (N=30)
Age: Median:	62	67	67
Range:	36-81	59-77	36-81
Gender: Female # (%)	8 (50.0)	2 (14.3)	10 (33.3)
Male # (%)	8 (50.0)	12 (85.7)	20 (66.7)
Prior regimens, # (%)			
Median	2	3	3
Range	1 – 4	1 – 5	1 – 5
Rituximab/Zevalin	15 (93.8)	14 (100)	29 (96.7)
CHOP/Chemo Combo*	14 (87.5)	13 (92.9)	27 (90.0)
auto-SCT	5 (31.3)	5 (35.7)	10 (33.3)

*received more than one chemo agent as a regimen

Data cutoff as of May 31, 2012

Patient Disposition in Phase II of PCYC-0403

	FL (N=16)	MCL (N=14)	Total (N=30)
Time on Study (mos), #			
Median	9.1	2.4	5
Range	1.0 - 20.6	0.1 - 11.5	0.1 - 20.6
Patients Still on Study Treatment , # (%)	5(31.3)	2(14.3)	7(23.3)
Patients Discontinued Treatment , # (%)	11(68.8)	12(85.7)	23(76.7)
Primary Reasons for Discontinuation, # (%)			
Disease Progression	3(27.3)	7(58.3)	10(43.5)
Adverse event	7(63.6)	3(25.0)	10(43.5)
Patient withdrew consent	1(9.1)	2(16.7)	3(13.0)
Death on study, #	0	0	0
Most common AE leading to discontinuation: Neutropenia (n=3, 30%)			

Data cutoff as of May 31, 2012

Common AEs In Phase II of PCYC-0403

(Events in ≥ 20 % of Patients that were possibly related to Abexinostat)


Nausea
Fatigue
Diarrhea
Thrombocytopenia
Vomiting
Anaemia
Decreased Appetite
Neutropenia
Headache
Dysgeusia
Grade 1
Grade 2
Grade 3
Grade 4
0%
10%
20%
30%
40%
50%
60%

Data cutoff as of May 31, 2012

Grade 3 or 4 AEs in Phase II of PCYC-0403

(Events in > 5 % of Patients that were possibly related to Abexinostat)

Adverse Event	Grade 3 # (%)	Grade 4 # (%)
Thrombocytopenia	2 (6.7)	3 (10.0)
Neutropenia	3 (10.0)	1 (3.3)
Fatigue	3 (10.0)	0 (0)
Anaemia	2 (6.7)	0 (0)
Arthralgia	2 (6.7)	0 (0)

- One patient had a Grade 3 atrial fibrillation. The same patient had a transient Grade 3 QTc prolongation.

Data cutoff as of May 31, 2012

Best Response in Phase II of PCYC-0403*


64%
7%
57%
60%
40%
20%
0%
21%
14%
27%
36%
36%
48%
4%
44%
28%
24%
PR
CR
SD
PD
FL (N=14)
NHL/MCL (N=11)
Total (N=25)

*in patients who had baseline and post treatment response assessments

Data cutoff as of May 31, 2012

Maximum Change In Tumor Burden in Phase II of PCYC-0403 **

- **12/14 (86%) evaluable FL patients had reductions in sum of product diameters (SPD), 5 of which had >75% reduction**



NHL/MCL
Follicular
% Change from Baseline SPD
100
80
60
40
20
0
-20
-40
-60
-80
-100
17
9
-4
-13
-37
-53
-66
-66
-66
-76
-82
-88
-89
-95
192*
144*
63
34
29
-8
-52
-72
221020
337004
221018
128003
221019
221023
229001
337001
337003
128005
320001
128004
229002
320002
320004
128006
256008
337002
221021
256006
337008
337007

*The value is outside of the plot

**in patients who had baseline and post treatment lymph node assessments

Data cutoff as of May 31, 2012

Time on Study with Best Response in Phase II of PCYC-0403

- **8/9 (89%) of FL responders were on study for > 8 months, 5 of which were still on study**
- **Median duration of response was not reached for either FL or MCL group**



FL
337001
229001
337003
229002
128003
320001
128004
320002
128005
221019
221023
337004
221018
337005
221020
221025
NHL/MCL
337007
256006
337008
256007
221021
256008
128006
337002
221022
320004
256004
221024
320003
256003
On Study
CR
PR
SD
PD
NA
0
2
4
6
8
10
12
14
16
18
20
22
Months

* SPD reduction > 75%

Data cutoff as of May 31, 2012

A Case with CR in FL Patient

- 56 yr-old male, diagnosed in Sept 2001, treated with RCHOP (Sept 2001 to Nov 2001), right neck base lumpectomy in 2001, and rituximab (Sept 2002 to Oct 2002)
- Started abexinostat on December 01 2010
- PR noted at Cycle 4 and CR at Cycle 18, currently on treatment



Pre-treatment



Cycle 18

Conclusions

- Abexinostat (PCI-24781) was active in relapsed/ refractory B-cell lymphoma with an ORR of 48%
  - In FL, 64% ORR was noted; responses were durable
  - In MCL, 27% ORR was noted
- Safety profile consistent with this class of agents, but with less than 20% of patients experiencing Grade ≥3 cytopenia despite the prolonged treatment
- Further examination of abexinostat in FL is warranted

Note: Results from a Phase I trial of abexinostat in lymphoma & CLL (Morschhauser et al, abstract #3643) conducted in the EU independently from this study will be presented at the poster session #623 on Monday 10 December, 6pm-8pm in Hall B1-B2.

Acknowledgements

All the patients and their families who participated in the study.

Colleagues from all the clinical centers.

Colleagues from Pharmacyclics.